FIRST AMENDMENT TO SPLINEX TECHNOLOGY, INC.
2004 STOCK OPTION PLAN

This First Amendment to the Splinex Technology, Inc. 2004 Stock Option Plan was approved and adopted by the Board of Directors of Splinex Technology, Inc. as of August 9, 2005 pursuant to the authority granted to the Board under Section 13 of the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

1. The text of Sections 6(f)(i) and (ii) of the Plan shall be deleted in their entirety and the following text shall be inserted in their place:

> (i) If an Optionee dies while an employee, director, or consultant of the Company or an Affiliate, as applicable, or at any time prior to full termination, exercise or expiration of his or her Option, the deceased Optionee's Option shall become fully exercisable for the total number of shares of Stock subject to such Option, and the Option may be exercised after the Optionee's death by the Optionee's designated beneficiary, the Optionee's heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his or her last will until the earlier to occur of the expiration of the period of six months from the date of the Optionee's death and the expiration date of the Option stated in the Agreement. If such an Option is not so exercised within such time period, the Option shall terminate, and the shares of Stock covered by such Option shall revert to the Plan.
>
> (ii) If an Optionee ceases to be an employee, director, or consultant of the Company or an Affiliate, as applicable, as a result of the Optionee's Disability, the Optionee's Option shall become fully exercisable for the total number of shares of Stock subject to such Option, and the Option may be exercised after such termination of the Optionee's service until the earlier to occur of the expiration of the period of six months from the date of such termination of the Optionee's service and the expiration date of the Option stated in the Agreement. If such an Option is not so exercised within such time period, the Option shall terminate, and the shares of Stock covered by such Option shall revert to the Plan.

2. The first sentence of Section 11(b) of the Plan shall be deleted in its entirety and the following text shall be inserted in its place:

> (b) Except as otherwise provided in this paragraph (b) of Section 11, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by him or her.

3. The text of Section 11(d)(ii) of the Plan shall be deleted in its entirety and the words "Intentionally Omitted" shall be inserted in its place.

4. The test of Section 11(g) of the Plan shall be deleted in its entirety and the words "Intentionally Omitted" shall be inserted in its place.

5. All other terms and provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has, through its duly authorized officers, executed this First Amendment to the Plan as of the date first written above.

SPLINEX TECHNOLOGY INC.

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and adopted, effective as of the date first written above.

Kevin P. Fitzgerald

Michael Stojda

Dr. Peter Novak

Curtis Wolfe

Edward Dubrovsky

Alexander Yarmolinsky

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and adopted, effective as of the date first written above.

____
Kevin P. Fitzgerald

____
Michael Stojda

____
Dr. Peter Novak

____
Curtis Wolfe

____
Edward Dubrovsky

____
Alexander Yarmolinsky

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and adopted, effective as of the date first written above.

Kevin P. Fitzgerald

Michael Stojda

Dr. Peter Novak

Curtis Wolfe

Edward Dubrovsky

Alexander Yarmolinsky

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and adopted, effective as of the date first written above.

____
Kevin P. Fitzgerald

8/9/05
Michael Stojda

____
Dr. Peter Novak

____
Curtis Wolfe

____
Edward Dubrovsky

____
Alexander Yarmolinsky